UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Updates

On July 28, 2025, MicroStrategy Incorporated d/b/a Strategy (“Strategy” or the “Company”) announced updates with respect to its at-the-market offering programs:

ATM Program Summary	During Period July 21, 2025 to July 27, 2025			As of July 27, 2025
	Shares Sold	Notional Value (in millions) (1)	Net Proceeds (in millions) (2)	Available for Issuance and Sale (in millions)
Common ATM	-	-	-	$17,042.7
Securities Offered: Class A Common Stock, $0.001 par value per share (“MSTR Shares”)
Size: $21 billion
Established: May 1, 2025
STRK ATM	-	-	-	$20,450.2
Securities Offered: 8.00% series A perpetual strike preferred stock, $0.001 par value per share (“STRK Shares”) Size: $21 billion Established: March 10, 2025
STRF ATM	-	-	-	$1,881.1
Securities Offered: 10.00% series A perpetual strife preferred stock, $0.001 par value per share (“STRF Shares”) Size: $2.1 billion Established: May 22, 2025
STRD ATM	-	-	-	$4,182.0
Securities Offered: 10.00% series A perpetual stride preferred stock, $0.001 par value per share (“STRD Shares”) Size: $4.2 billion Established: July 7, 2025
Total			-

(1) The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.

(2) Net proceeds are presented net of sales commission.

BTC Update

On July 28, 2025, Strategy announced updates with respect to its bitcoin holdings:

During Period July 21, 2025 to July 27, 2025			As of July 27, 2025
BTC Acquired (1)	Aggregate Purchase Price (in millions) (2)	Average Purchase Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
-	$-	$-	607,770	$43.61	$71,756

(1) No bitcoin purchases were made during the week.

(2) Aggregate and average purchase prices are inclusive of fees and expenses.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

The Company also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding the Company to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that the Company makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel